UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 14, 2024

FORTINET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34511	77-0560389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
909 Kifer Road
Sunnyvale, CA 94086
(Address of principal executive offices, including zip code)
(408) 235-7700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.001 Par Value	FTNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Fortinet, Inc. (“Fortinet”) held on June 14, 2024 (the “Annual Meeting”), there were present, in person or by proxy, holders of 656,225,056 shares of common stock, or approximately 85.97% of the total outstanding shares eligible to be voted. The holders present voted on the three proposals presented at the Annual Meeting as follows:

Proposal One - Election of Directors

Fortinet’s stockholders approved the election of nine directors to Fortinet’s Board of Directors, each to serve for a one-year term expiring at the 2025 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ken Xie	548,289,179	37,066,797	0	70,869,080
Michael Xie	582,509,989	2,845,987	0	70,869,080
Kenneth A. Goldman	566,821,223	18,534,753	0	70,869,080
Ming Hsieh	576,000,138	9,355,838	0	70,869,080
Jean Hu	584,386,480	969,496	0	70,869,080
William Neukom	572,667,637	12,688,339	0	70,869,080
Judith Sim	566,962,408	18,393,568	0	70,869,080
Admiral James Stavridis (Ret)	553,673,363	31,682,613	0	70,869,080
Mary Agnes “Maggie” Wilderotter	563,955,989	21,399,987	0	70,869,080

Proposal Two - Ratification of Appointment of Independent Registered Accounting Firm

Fortinet’s stockholders ratified the appointment of Deloitte & Touche LLP as Fortinet’s independent registered accounting firm for the fiscal year ending December 31, 2024 by the following votes:

Votes For	Votes Against	Abstentions
625,715,024	30,095,150	414,882

Proposal Three - Advisory Vote on Named Executive Officer Compensation

Fortinet’s stockholders cast their votes with respect to the advisory vote on Fortinet’s named executive officer compensation as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
513,869,410	70,896,492	590,074	70,869,080

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTINET, INC.

Date: June 20, 2024	By:	/s/ JOHN WHITTLE
John Whittle
Chief Operating Officer